                                                                   EXHIBIT 10.17


                  FIRST AMENDMENT TO STOCK REPURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO STOCK REPURCHASE AGREEMENT (the "Amendment") is made as of July 10, 2002 by and among Kirkland's, Inc. (the "Company") and the parties hereto.

         WHEREAS, the Company and the parties hereto (or their predecessors in interest) entered into that certain Stock Repurchase Agreement dated as of May 31, 2002 (the "Stock Repurchase Agreement"); and

         WHEREAS, the Company and the parties hereto desire to amend the Stock Repurchase Agreement to change the number of shares of capital stock of the Company to be purchased by the Company from the parties hereto.

         NOW THEREFORE, the Stock Repurchase Agreement is hereby amended as follows:

         1.       Amendment of Section 1.


                  a. Section 1(b)(vii) is amended and restated in full to read as follows:

                           "(vii) to purchase the shares of Class A Preferred Stock indicated in the stock chart set forth in Schedule 1 hereto."

                  b. Section 1(b)(viii) is amended and restated in full to read as follows:

                           "(viii) except as otherwise provided in Section 1(d) below, to purchase shares of Class D Preferred Stock indicated in the stock chart set forth in Schedule 1 hereto."

         2. Amendment of Schedule 1. Schedule 1 to the Stock Repurchase Agreement is hereby amended to read in its entirety as set forth on Schedule 1 to this Amendment.

         3. Full Force and Effect. Except as specifically set provided herein, the Stock Repurchase Agreement, as amended by this Amendment, as previously executed shall remain in full force and effect.

         4. Binding Nature. The parties agree that this Amendment will be binding upon all parties which execute this Amendment, without regard to whether all parties hereto execute this Amendment.

         5. Counterparts. This Amendment may be executed in two or more counterparts and by facsimile, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first written above.



                                 KIRKLAND'S, INC.

                                 By:      /s/ Robert E. Alderson
                                          -------------------------------------
                                          Name:  Robert E. Alderson
                                          Title:  President


                                 SSM VENTURE PARTNERS, L.P.

                                 By:  SSM I, L.P., general partner
                                 By:  SSM Corporation, general partner

                                 By:      /s/ James D. Witherington, Jr.
                                          -------------------------------------
                                          Name:  James D. Witherington, Jr.
                                          Title:  Partner

                                              /s/ Joseph R. Hyde
                                 ----------------------------------------------
                                             JOSEPH R. HYDE, III

                                           /s/ Johnston C. Adams, Jr.
                                 ----------------------------------------------
                                           JOHNSTON C. ADAMS, JR.


                                 CT/KIRKLAND EQUITY PARTNERS, L.P.

                                 By:      /s/ John P. Oswald
                                          -------------------------------------
                                          Name:  John P. Oswald
                                          Title:  Attorney-in-fact

                                 R-H CAPITAL PARTNERS, L.P.

                                 By: RH/Travelers, L.P., its general partner
                                 By: RH Capital, Inc., its general partner

                                 By:    /s/ Kenneth T. Millar
                                        ---------------------------------------
                                        Name:  Kenneth Millar
                                        Title:  Executive Vice President


                                 CAPITAL RESOURCE LENDERS II, L.P., by
                                 CAPITAL RESOURCE PARTNERS II, L.P.,
                                 its General Partner

                                 By:    /s/ Robert C. Ammerman
                                        ---------------------------------------
                                        Name: Robert C. Ammerman
                                        Title: General Partner


                                 ALLIED CAPITAL CORPORATION

                                 By:    /s/ Gay S. Truscott
                                        ---------------------------------------
                                        Name:  Gay S. Truscott
                                        Title: Senior Vice President


                                 THE MARLBOROUGH CAPITAL
                                 INVESTMENT FUND, L.P., by
                                 MARLBOROUGH CAPITAL
                                 MANAGEMENT, L.P., its general partner

                                 By:    /s/ Margaret L. Lanoix
                                        ---------------------------------------
                                        Margaret Lanoix, its authorized partner


                                 GLOBAL PRIVATE EQUITY II LIMITED
                                 PARTNERSHIP

                                 By: Advent International Limited Partnership,
                                     General Partner
                                 By: Advent International Corporation,
                                     General Partner

                                 By:    /s/ David M. Mussafer
                                        ---------------------------------------
                                        Name:  David M. Mussafer
                                        Title:  Managing Director

                                 ADVENT DIRECT INVESTMENT
                                 PROGRAM LIMITED PARTNERSHIP

                                 By: Advent International Limited Partnership,
                                     General Partner
                                 By: Advent International Corporation,
                                     General Partner

                                 By:    /s/ David M. Mussafer
                                        ---------------------------------------
                                        Name:  David M. Mussafer
                                        Title: Managing Director


                                 ADVENT PARTNERS LIMITED PARTNERSHIP

                                 By: Advent International Corporation,
                                     General Partner

                                 By:    /s/ David M. Mussafer
                                        ---------------------------------------
                                        Name:  David M. Mussafer
                                        Title: Managing Director


                                 CRESCENT/MACH I PARTNERS, L.P., by
                                 TCW ASSET MANAGEMENT COMPANY,
                                 its investment manager

                                 By:    /s/ Richard Kurth
                                        ---------------------------------------
                                        Name:
                                        Title:


                                 By:    /s/ Jonathan R. Insull
                                        ---------------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE 1

                                   STOCK CHART

                                             Class A          Class B          Class C          Class D
                                            Preferred        Preferred        Preferred       Preferred       Common
               Name                           Stock            Stock            Stock           Stock         Stock(1)
               ----                         ---------        ---------        ---------       ---------       --------
Kirkland Holdings L.L.C                           --               --               --             --              --

SSM Venture Partners, L.P.                   220,102               --               --             --              --

Joseph R. Hyde, III                          103,835               --               --             --              --

Johnston C. Adams, Jr.                         2,590               --               --             --              --

John H. Pontius                                   --               --               --             --              --

CT/Kirkland Equity Partners, L.P.            390,992               --               --          1,781              --

R-H Capital Partners, L.P.                   146,472               --               --            571              --

Capital Resource Lenders II, L.P.                 --               --               --          1,146              --

Allied Capital Corporation                        --               --               --            917              --

Crescent/Mach I Partners, L.P.                48,724               --               --            190              --

The Marlborough Capital Investment
Fund, L.P.                                    19,550               --               --             --              --

Global Private Equity II Limited
Partnership                                  132,091               --               --             --              --

Advent Direct Investment Program
Limited Partnership                           42,996               --               --             --              --

Advent Partners Limited Partnership            4,530               --               --             --              --

Robert Kirkland                                   --          347,745          246,250          1,353              --

The Robert E. Kirkland Annuity
Trust - 2002                                      --               --               --             --          10,727(2)
                                                                                                               pre-split

Robert Alderson                                   --              600           54,218             --              --

------------------

(1) Including common stock issuable upon the exercise of warrants pursuant to irrevocable exercise notices previously delivered by the Redeemed Shareholders to Kirkland's.

(2) The 10,727 shares of common stock for The Robert E. Kirkland Annuity Trust - 2002 is based upon the number of shares of common stock before the split of Kirkland's common stock which will take place after the date hereof but before the IPO Closing, and will be adjusted to give effect to the split of Kirkland's common stock which will take place after the date hereof but before the IPO Closing.